PRUDENTIAL FLEXGUARD® INCOME SELECT
SINGLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)
Issued by
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated February 1, 2024
To
Initial Summary Prospectus dated May 1, 2023
This Supplement should be read in conjunction with the current Initial Summary Prospectus (ISP) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the ISP for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the ISP and Statement of Additional Information.
This Supplement describes certain changes and updates to your ISP. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

(1) The eighth paragraph in the “Overview of the Annuity” section of the Prospectus is amended and restated as follows:

Benefit. The Benefit provides lifetime income payments initially based on a percentage of your Account Value and is built-in to your Annuity. Income Withdrawals can begin once the Waiting Period expires. Once Income Withdrawals begin your Index Strategies are limited to the 1-year Point-to-Point with Cap Index Strategies. If you no longer want or need the Benefit, you can cancel it from your Annuity after three (3) years. If you cancel the Benefit, we stop assessing the Benefit charge and you will not be allowed to re-elect the Benefit. The Benefit Terms (Income Percentages, Income Deferral Rates, Waiting Period, and Benefit charge) for your Annuity are stated in the Index Linked Variable Income Benefit Supplement that is in effect on the date you sign your application. We send you a copy of the Index Linked Variable Income Benefit Supplement when we issue the Annuity. We cannot change these Benefit Terms for your Annuity once they are established. We publish any changes to the Benefit Terms for new purchasers in an amended Index Linked Variable Income Benefit Supplement at least seven calendar days before they take effect on our website at www.prudential.com/PLAZ-FlexGuard-B-IS-USP.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
PLAZFGINCSELSUP1-ISP